Exhibit 4.a.4

Agreement No. 53258.A.009

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Amendment 9

To

Agreement No. 53258.C

between

AT&T Services, Inc.

and

Amdocs Development Limited

Proprietary and Confidential

This Amendment is not for use or disclosure outside of AT&T, its Affiliates, and its and their third-party representatives, and Supplier except under written agreement by the contracting Parties.

Agreement No. 53258.A.009

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO.9

TO

AGREEMENT NO. 53258.C

This Amendment No. 9, effective as of the last date signed by a Party (“Effective Date”) and amending Restated and Amended Master Services and Software License Agreement Number 53258.C, is by and between Amdocs Development Limited, a Cyprus corporation (hereinafter referred to as “Supplier” or “Amdocs”), and AT&T Services, Inc., a Delaware corporation (hereinafter referred to as “AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T are parties to the Master Services Agreement No.53258.C entered into on/with the effective date of on February 28, 2017 (as previously restated and amended, the “Agreement”); and

WHEREAS, Supplier and AT&T now desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Table 3.24.g is hereby deleted and replaced with the following Table 3.24.g to add additional approved locations:

Proprietary and Confidential

This Amendment is not for use or disclosure outside of AT&T, its Affiliates, and its and their third-party representatives, and Supplier except under written agreement by the contracting Parties.

Agreement No. 53258.A.009

Table 3.24.g

Countries where services are

authorized by AT&T to be

performed (physical location

address is also required if the

Services involve Information

Technology-related work or if a

“virtual” or “work-from-home”

address is authorized)

		Cities where services will be performed for AT&T	Services to be performed at approved Physical Location	Name of Supplier / Supplier Affiliate, and/or Subcontractor performing the services
Bulgaria	[***]	[***]	[***]	[***]
Guatemala	[***]	[***]	[***]	[***]
France	[***]	[***]	[***]	[***]
Germany	[***]	[***]	[***]	[***]
Australia	[***]	[***]	[***]	[***]

Proprietary and Confidential

This Amendment is not for use or disclosure outside of AT&T, its Affiliates, and its and their third-party representatives, and Supplier except under written agreement by the contracting Parties.

Agreement No. 53258.A.009

Countries where services are

authorized by AT&T to be

performed (physical location

address is also required if the

Services involve Information

Technology-related work or if a

“virtual” or “work-from-home”

address is authorized)

		Cities where services will be performed for AT&T	Services to be performed at approved Physical Location	Name of Supplier / Supplier Affiliate, and/or Subcontractor performing the services
Peru	[***]	[***]	[***]	[***]

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 53258.C to be executed, as of the date the last Party signs.

.

Amdocs Development Limited		AT&T Services, Inc.

By:	/s/ Steven Kennedy	By:	/s/ Steven Wehde

Name:	Steven Kennedy	Name:	Steve Wehde

Title:	Authorized Signatory	Title:	Lead Sourcing Manager

Date:	June 9, 2022	Date:	June 9, 2022

Proprietary and Confidential

This Amendment is not for use or disclosure outside of AT&T, its Affiliates, and its and their third-party representatives, and Supplier except under written agreement by the contracting Parties.

4